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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors of Altiris, Inc:

   We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/  KPMG LLP

Salt Lake City, Utah

May 16, 2002